UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                              ---------------------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported): July 20, 2004


                                 CDW Corporation
             (Exact Name of Registrant as Specified in Its Charter)



          Illinois                       0-21796                 36-3310735
          --------                       -------                 ----------
(State or Other Jurisdiction     (Commission File Number)      (IRS Employer
      of Incorporation)                                      Identification No.)

        200 N. Milwaukee Ave.
       Vernon Hills, Illinois                                         60061
       ----------------------                                         -----
(Address of Principal Executive Offices)                            (Zip Code)


Registrant's telephone number, including area code: (847) 465-6000
                                                    ---------------

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

Exhibit 99, Press Release dated July 20, 2004, announcing second quarter 2004 earnings.



Item 12. Results of Operations and Financial Condition.

The following information is furnished pursuant to Item 12, "Disclosure of Results of Operations and Financial Condition."

On July 20, 2004, CDW Corporation (the "Registrant") issued a press release announcing its second quarter 2004 earnings. A copy of the press release is filed as Exhibit 99.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                   CDW CORPORATION


     Date: July 20, 2004                           By: /s/ Barbara A. Klein
                                                       -------------------------
                                                       Barbara A. Klein
                                                       Senior Vice President and
                                                       Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit Number    Exhibit
--------------    -------

99                Press release dated July 20, 2004, announcing second quarter
                  2004 earnings.